UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 10, 2007

CHINDEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24624	13-3097642
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 WISCONSIN AVENUE
BETHESDA, MARYLAND	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (301) 215−7777

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 5.03.    Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year

At a special meeting of stockholders of Chindex International, Inc. (the “Company”) held on July 9, 2007, the Company’s stockholders approved amendments to the Company’s Certificate of Incorporation to (1) increase the number of authorized shares of common stock, par value $0.01, from 12,000,000 to 25,000,000 and (2) increase the number of authorized shares of Class B common stock, par value $0.01, from 1,600,000 to 3,200,000.
On July 10, 2007, the Company filed a Certificate of Amendment to Certificate of Incorporation (“Amendment”) with the Secretary of State of Delaware giving effect to the foregoing amendments.  A copy of the Amendment is attached hereto as Exhibit 3.1.

Item 9.01.     Exhibits
3.1                  Certificate of Amendment to Certificate of Incorporation of Chindex International, Inc., filed with the Secretary of State of Delaware on July 10, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 10, 2007
CHINDEX INTERNATIONAL, INC.

By:	/s/ Lawrence Pemble
Name: Lawrence Pemble
Title: Chief Financial Officer